Exhibit 10.1

Execution Version

BORROWING BASE REDETERMINATION

This BORROWING BASE REDETERMINATION (this “Redetermination”) dated as of March 31, 2014, is by and among Northern Oil and Gas, Inc., a Minnesota corporation (the “Borrower”), Royal Bank of Canada (the “Administrative Agent”), and the Lenders party hereto.
R E C I T A L S

WHEREAS, the Borrower, the Administrative Agent and the other Lenders party thereto entered into that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2012 (as previously amended by the First Amendment dated as of June 29, 2012, the Second Amendment dated as of September 28, 2012, the Third Amendment dated as of March 28, 2013, and the Fourth Amendment dated as of September 30, 2013 and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent and the Lenders are willing to redetermine the Borrowing Base as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Redetermination, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Redetermination refer to sections and articles of the Credit Agreement.

Section 2.     Borrowing Base Redetermination.  Effective as of the Redetermination Effective Date (as defined below), notwithstanding the requirements of Section 2.07 of the Credit Agreement, the amount of the Borrowing Base is hereby increased from $450,000,000.00 to $500,000,000.00, subject to further adjustments from time to time after the Redetermination Effective Date pursuant to Section 2.07, Section 8.13(c) or Section 9.12(d) of the Credit Agreement. The increase of the Borrowing Base pursuant to this Section 2 shall constitute the April 1st, 2014 Scheduled Redetermination.

Section 3.     Conditions Precedent.  This Redetermination shall become effective on the date when each of the following conditions are satisfied or waived in accordance with Section 12.02 of the Credit Agreement (such date, the “Redetermination Effective Date”):

3.1     The Administrative Agent shall have received from each Lender and the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this Redetermination signed on behalf of such Persons.

Borrowing Base Redetermination

3.2     No Default shall have occurred and be continuing as of the Redetermination Effective Date.

3.3     The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Redetermination Effective Date, including, without limitation, all fees set forth in the Fee Letter referred to in Section 3.4 hereof.

3.4     The Borrower shall have accepted, in writing, and complied with the terms and conditions, of a fee letter dated the date hereof from the Administrative Agent to Borrower (the “Fee Letter”) pursuant to which the Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of the Lenders, certain fees and expenses in connection with the increase of the Borrowing Base.

3.5     The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require.

                  The Administrative Agent is hereby authorized and directed to declare this Redetermination to be effective (and the Redetermination Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

   Section 4.     Miscellaneous.

4.1     Confirmation.  The provisions of the Credit Agreement shall remain in full force and effect following the Redetermination Effective Date.

4.2     Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Redetermination; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Redetermination: (i) each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Redetermination by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Borrowing Base Redetermination

4.3     Counterparts.  This Redetermination may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Redetermination by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Redetermination.

4.4     No Oral Agreement.  This Redetermination, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5     GOVERNING LAW.  THIS REDETERMINATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6     Successors and Assigns.  This Redetermination shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

Borrowing Base Redetermination

IN WITNESS WHEREOF, the parties hereto have caused this Redetermination to be duly executed by their respective authorized officers as of the date first written above.

NORTHERN OIL AND GAS, INC., as the Borrower

By:           /s/  Thomas Stoelk
Name:            Thomas Stoelk
Title:              Chief Financial Officer

Signature Page
Borrowing Base Redetermination

ROYAL BANK OF CANADA, as Administrative Agent

By:           /s/ Rodica Dutka
Name:           Rodica Dutka, Manager Agency
Title:             Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By:           /s/ Mark Lumpkin, Jr.
Name:           Mark Lumpkin, Jr.
Title:             Authorized Signatory

SUNTRUST BANK, as a Lender

By:           /s/  Shannon Juhan
Name:            Shannon Juhan
Title:              Vice President

BMO HARRIS FINANCING, INC., as a Lender

By:           /s/ Joseph A. Bliss
Name:           Joseph A. Bliss
Title:             Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:           /s/  John Dravenstott
Name:            John Dravenstott
Title:              Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:           /s/  Daniel K. Hansen
Name:            Daniel K. Hansen
Title:              Vice President

Signature Page
Borrowing Base Redetermination

SANTANDER BANK, N.A., as a Lender

By:           /s/  Aidan Lanigan
Name:            Aidan Lanigan
Title:              Senior Vice President

SANTANDER BANK, N.A., as a Lender

By:           /s/  Puiki Lok
Name:            Puiki Lok
Title:              Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:           /s/  Nancy M. Mak
Name:            Nancy M. Mak
Title:              Senior Vice President

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:           /s/  Parker Heikes
Name:            Parker Heikes
Title:              Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:           /s/  Ryan K. Michael
Name:            Ryan K. Michael
Title:              Senior Vice President

CADENCE BANK, N.A., as a Lender

By:           /s/  Eric Broussard
Name:            Eric Broussard
Title:              Senior Vice President

Signature Page
Borrowing Base Redetermination

THE BANK OF NOVA SCOTIA, as a Lender

By:           /s/  Terry Donovan
Name:            Terry Donovan
Title:               Managing Director

ING CAPITAL LLC, as a Lender

By:           /s/  Charles Hall
Name:            Charles Hall
Title:              Managing Director

ING CAPITAL LLC, as a Lender

By:           /s/  Josh Strong
Name:            Josh Strong
Title:              Director

FIFTH THIRD BANK, as a Lender

By:           /s/  Justin B. Crawford
Name:            Justin B. Crawford
Title:              Director

Signature Page
Borrowing Base Redetermination